UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period :	January 1, 2014 — December 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|14

Annual report

Putnam VT Absolute Return 500 Fund®

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

The falling price of oil has captured headlines in recent months and is having a sustained effect on markets and economies worldwide. Cheaper oil allows many consumers and businesses to shift spending to other priorities. At the same time, the decline reflects greater pessimism about global growth, and it is having a negative impact on the energy sector — not just in the United States, but wherever energy is a key export.

This change in the investing environment has contributed to an increase in market volatility. Although the U.S. economy continues to grow, economic challenges in Europe, China, and Japan are causing uncertainty.

Compared with recent years, we may see more tempered returns from equity and fixed-income markets. While a number of positive trends continue, including an improving housing market and a brighter employment situation, investors should also be alert to a possible increase in short-term interest rates that is widely expected to occur in 2015. History suggests that rising rates could generate headwinds for markets.

In all types of market conditions, Putnam offers a wide range of flexible strategies. Our experienced investment teams employ new ways of thinking about building portfolios for both the opportunities and risks in today’s markets. In this dynamic environment, it may be an opportune time for you to meet with your financial advisor to ensure that your portfolio is properly aligned with your goals and tolerance for risk.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/14)

Investment objective

To earn a positive total return that exceeds return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions

Net asset value December 31, 2014

Class IA: $10.78	Class IB: $10.67

Total return at net asset value

			BofA Merrill
			Lynch U.S.	Barclays U.S.
(as of	Class IA	Class IB	Treasury Bill	Aggregate	S&P 500
12/31/14)	shares*	shares*	Index	Bond Index	Index

1 year	4.12%	3.86%	0.06%	5.97%	13.69%

Life	9.53	8.42	0.33	14.74	63.48
Annualized	2.51	2.23	0.09	3.81	14.32

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 2, 2011.

The S&P 500 Index is an unmanaged index of common stock performance. The BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion. The Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Absolute Return 500 Fund 1

Report from your fund’s managers

How would you describe the investment environment during the 12-month reporting period ended December 31, 2014?

U.S. stocks achieved solid gains in 2014, outperforming bonds and international stocks. The rally was supported by a strengthening domestic economy, rising corporate profits, and low interest rates. Stocks experienced some bouts of volatility during the period, as the Federal Reserve began a significant transition in U.S. monetary policy, and major foreign central banks stepped up their stimulus programs to fight slowing growth in their respective economies. Geopolitical tensions in the Middle East and Ukraine also dampened performance at various points throughout the year. However, with economic prospects looking comparatively strong in the United States, rising demand propelled stock prices higher.

What strategies do you employ in the portfolio?

Putnam VT Absolute Return 500 Fund® seeks to earn a positive total return that exceeds the return of U.S. Treasury bills by 500 basis points [5.00%] on an annualized basis over a full market cycle [generally at least three years or more] regardless of market conditions.

With the goal of building a more resilient portfolio, we use both directional strategies, which are trades based on our assessment of broad market direction, and non-directional strategies, which we believe can deliver positive returns regardless of market direction — whether up, down, or sideways. The combination of directional and non-directional strategies can help reduce the portfolio’s overall volatility, diversify our sources of return, and contribute to the portfolio’s goal of consistent performance.

In addition to shifting the composition of risk between directional and non-directional strategies, total risk and expected return within the portfolio can be increased or decreased based on our outlook and current market conditions. During the reporting period, the portfolio’s total return was lower than its target, based in part on our view of the appropriate level of risk to take. We note, however, that the portfolio’s strategy is based on return and volatility targets over a full market cycle.

How did you implement directional and non-directional strategies during the annual reporting period?

During the period, the portfolio was fairly well diversified. Within directional strategies, the most significant contribution came from exposure to equities. Our largest position was in U.S. equities; we continued to favor stocks that have been less volatile than the overall market. Directional interest-rate risk was also positive for the strategy, as rates moved notably lower over the course of the 12-month period.

Within the non-directional component, equity and fixed-income selection strategies continued to have the greatest impact. In non-directional equity selection, returns were generated from a number of quantitatively driven market-neutral trades. Fixed-income selection, which isolated mortgage credit and prepayment risk, also added value, as did active currency selection, which benefited from a rallying U.S. dollar.

What role do derivatives play in the portfolio?

We have the ability to use a variety of derivatives to establish exposures in the portfolio. We use forward currency contracts as part of our currency hedging efforts. In addition, we purchase and write options to hedge pricing risk and prepayment risk and to enhance returns. We use futures contracts to allow some of the portfolio’s cash to gain exposure to equity markets. This gives us flexibility to manage exposure to market risk. We employ interest-rate swaps to hedge interest-rate and prepayment risk. Credit default swaps enable us to hedge credit and market risk, or to gain exposure to specific securities or groups of securities.

What is your outlook for the economy and market in the coming months?

We remain generally constructive in our outlook. The gathering strength of the U.S. economy and the Fed’s more transparent forward guidance on interest rates lead us to believe that our U.S. investments may provide the most reliable source of momentum for the portfolio. Although we think the pace of growth in the U.S. equity market will slow further in 2015, we believe U.S. stocks can continue to produce reasonable risk-adjusted returns as we progress into 2015. That said, we are closely monitoring the slowing pace of earnings growth and increasing multiple expansion, which could threaten equity markets should they persist.

Within fixed income, while interest rates have been low historically, we do believe that they could remain at these levels for some time given the high demand for fixed income and depressed rate levels seen around the world. Regardless of interest-rate movement, the negative correlation interest-rate risk provides a benefit to any multi-asset portfolio. In addition, given the length of this equity bull market, low interest rates across the globe, and increased volatility in credit and commodity markets, we are actively seeking new non-directional opportunities to drive portfolio returns regardless of directional market conditions.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices in the portfolio may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Use of leverage through derivatives adds risk by increasing investment exposure. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the

2 Putnam VT Absolute Return 500 Fund

risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. Commodities have market, political, regulatory, and natural conditions risks. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager James A. Fetch is Co-Head of Global Asset Allocation at Putnam. He has been in the investment industry since he joined Putnam in 1994.

In addition to James, your fund’s portfolio managers are Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Absolute Return 500 Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2014, to December 31, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Net expenses for the fiscal year ended 12/31/13*†	0.92%	1.17%

Total annual operating expenses for the fiscal year
ended 12/31/13*	1.37%	1.62%

Annualized expense ratio for the six-month period
ended 12/31/14‡	0.90%	1.15%

*Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

†Reflects Putnam Management’s contractual obligation to limit expenses through 4/30/15.

‡For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expense per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/14		for the 6 months ended 12/31/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.59	$5.86	$4.58	$5.85

Ending value
(after expenses)	$1,023.70	$1,022.00	$1,020.67	$1,019.41

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Absolute Return 500 Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Absolute Return 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Absolute Return 500 Fund (the “fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2015

Putnam VT Absolute Return 500 Fund 5

The fund’s portfolio 12/31/14

COMMON STOCKS (23.0%)*	Shares	Value

Basic materials (0.7%)
Compass Minerals International, Inc.	82	$7,120

International Flavors & Fragrances, Inc.	169	17,130

Newmont Mining Corp.	148	2,797

PPG Industries, Inc.	227	52,471

Royal Gold, Inc.	158	9,907

Sherwin-Williams Co. (The)	198	52,082

Sigma-Aldrich Corp.	193	26,493

		168,000
Capital goods (0.7%)
Lockheed Martin Corp.	480	92,434

Republic Services, Inc.	426	17,147

Roper Industries, Inc.	154	24,078

Stericycle, Inc. †	125	16,385

Waste Connections, Inc.	168	7,390

Waste Management, Inc.	631	32,383

		189,817
Communication services (0.5%)
Verizon Communications, Inc.	2,562	119,850

		119,850
Conglomerates (2.1%)
3M Co.	514	84,460

Danaher Corp.	1,123	96,252

Marubeni Corp. (Japan)	21,100	126,479

Mitsubishi Corp. (Japan)	7,600	139,383

Mitsui & Co., Ltd. (Japan)	6,200	82,883

		529,457
Consumer cyclicals (3.0%)
Advance Auto Parts, Inc.	24	3,823

Automatic Data Processing, Inc.	546	45,520

AutoZone, Inc. †	75	46,433

CDK Global, Inc.	182	7,418

Discovery Communications, Inc. †	119	4,013

Dollar Tree, Inc. †	512	36,035

Ecolab, Inc.	313	32,715

Gartner, Inc. †	146	12,295

Hanesbrands, Inc.	248	27,682

Home Depot, Inc. (The)	1,182	124,070

Johnson Controls, Inc.	733	35,433

Kimberly-Clark Corp.	599	69,208

MSC Industrial Direct Co., Inc. Class A	118	9,588

O’Reilly Automotive, Inc. †	247	47,577

Omnicom Group, Inc.	610	47,257

Scripps Networks Interactive Class A	261	19,645

Signet Jewelers, Ltd.	201	26,446

Thomson Reuters Corp. (Canada)	326	13,151

Total System Services, Inc.	414	14,059

Vantiv, Inc. Class A †	302	10,244

VF Corp.	530	39,697

Viacom, Inc. Class B	1,046	78,712

		751,021
Consumer staples (2.5%)
Altria Group, Inc.	2,206	108,690

Chipotle Mexican Grill, Inc. †	19	13,006

Church & Dwight Co., Inc.	289	22,776

Colgate-Palmolive Co.	576	39,853

Costco Wholesale Corp.	698	98,942

Dr. Pepper Snapple Group, Inc.	490	35,123

Hershey Co. (The)	374	38,870

COMMON STOCKS (23.0%)* cont.	Shares	Value

Consumer staples cont.
McDonald’s Corp.	1,063	$99,603

PepsiCo, Inc.	818	77,350

Starbucks Corp.	146	11,979

Sumitomo Mitsui financial Group, Inc. (Japan)	7,400	76,005

		622,197
Energy (1.6%)
Chevron Corp.	496	55,641

ConocoPhillips	947	65,400

Dril-Quip, Inc. †	103	7,903

Exxon Mobil Corp.	1,855	171,495

Phillips 66	1,032	73,994

Spectra Energy Corp.	1,174	42,616

		417,049
Financials (4.2%)
ACE, Ltd.	469	53,879

Alleghany Corp. †	20	9,270

American Campus Communities, Inc. R	266	11,002

American Financial Group, Inc.	150	9,108

Arch Capital Group, Ltd. †	242	14,302

Arthur J. Gallagher & Co.	276	12,994

AvalonBay Communities, Inc. R	46	7,516

Axis Capital Holdings, Ltd.	241	12,313

Berkshire Hathaway, Inc. Class B †	1,004	150,751

Broadridge Financial Solutions, Inc.	236	10,898

Capital One Financial Corp.	1,066	87,998

Cullen/Frost Bankers, Inc.	111	7,841

Essex Property Trust, Inc. R	154	31,816

Everest Re Group, Ltd.	115	19,585

Federal Realty Investment Trust R	138	18,417

Health Care REIT, Inc. R	763	57,736

Home Properties, Inc. R	139	9,118

M&T Bank Corp.	246	30,903

Markel Corp. †	13	8,877

Mid-America Apartment Communities, Inc. R	184	13,741

New York Community Bancorp, Inc.	993	15,888

Northern Trust Corp.	150	10,110

PartnerRe, Ltd.	126	14,380

Progressive Corp. (The)	934	25,209

Public Storage R	232	42,885

RenaissanceRe Holdings, Ltd.	104	10,111

Signature Bank †	128	16,123

Tanger Factory outlet Centers, Inc. R	230	8,501

U.S. Bancorp	1,311	58,929

Visa, Inc. Class A	480	125,856

Wells Fargo & Co.	2,640	144,725

WP Carey, Inc. R	170	11,917

		1,062,699
Health care (2.9%)
Actavis PLC †	325	83,658

AmerisourceBergen Corp.	561	50,580

Becton Dickinson and Co.	297	41,331

C.R. Bard, Inc.	159	26,493

Cardinal Health, Inc.	788	63,615

Eli Lilly & Co.	1,405	96,931

Johnson & Johnson	1,425	149,012

McKesson Corp.	428	88,844

Mednax, Inc. †	250	16,528

Merck & Co., Inc.	2,001	113,637

		730,629

6 Putnam VT Absolute Return 500 Fund

COMMON STOCKS (23.0%)* cont.	Shares	Value

Technology (3.6%)
Amdocs, Ltd.	297	$13,857

Analog Devices, Inc.	780	43,306

ANSYS, Inc. †	183	15,006

Apple, Inc.	763	84,220

CDW Corp. of Delaware	217	7,632

Cisco Systems, Inc.	4,318	120,105

DST Systems, Inc.	77	7,250

eBay, Inc. †	1,793	100,623

EMC Corp.	3,109	92,462

Fidelity National Information Services, Inc.	487	30,291

Fiserv, Inc. †	369	26,188

Google, Inc. Class A †	60	31,840

Honeywell International, Inc.	996	99,520

Intuit, Inc.	422	38,904

Jack Henry & Associates, Inc.	163	10,129

Linear Technology Corp.	591	26,950

Microsoft Corp.	405	18,812

Paychex, Inc.	749	34,581

Synopsys, Inc. †	232	10,085

Texas Instruments, Inc.	1,676	89,607

		901,368
Transportation (0.5%)
Kirby Corp. †	76	6,136

Landstar System, Inc.	109	7,906

Teekay Corp. (Bermuda)	112	5,700

United Parcel Service, Inc. Class B	950	105,612

		125,354
Utilities and power (0.7%)
American Water Works Co., Inc.	243	12,952

Duke Energy Corp.	1,190	99,413

Southern Co. (The)	1,430	70,227

		182,592

Total common stocks (cost $5,029,109)		$5,800,033

MORTGAGE-BACKED SECURITIES (11.0%)*	Principal amount	Value

Agency collateralized mortgage obligations (5.0%)
Federal Home Loan Mortgage Corporation
IFB Ser. 4143, Class DS, IO, 5.959s, 2042	$113,947	$27,272
IFB Ser. 326, Class S1, IO, 5.839s, 2044	100,370	24,445
IFB Ser. 4240, Class SA, IO, 5.839s, 2043	94,369	21,530
IFB Ser. 4245, Class AS, IO, 5.839s, 2043	199,049	44,855
IFB Ser. 271, Class S5, IO, 5.839s, 2042	203,650	47,813
IFB Ser. 317, Class S3, IO, 5.819s, 2043	102,997	26,092
IFB Ser. 325, Class S1, IO, 5.789s, 2044	96,902	22,996
IFB Ser. 326, Class S2, IO, 5.789s, 2044	96,546	23,689
IFB Ser. 308, Class S1, IO, 5.789s, 2043	111,230	27,687
IFB Ser. 264, Class S1, IO, 5.789s, 2042	105,487	26,053
IFB Ser. 314, Class AS, IO, 5.729s, 2043	114,805	27,780
Ser. 4193, Class PI, IO, 4s, 2043	83,832	13,608
Ser. 304, Class C53, IO, 4s, 2032	132,882	22,753
Ser. 303, Class C19, IO, 3 1/2s, 2043	87,439	18,387
Ser. 4134, Class PI, IO, 3s, 2042	313,504	42,191
Ser. 13-4206, Class IP, IO, 3s, 2041	137,587	17,713
Ser. 304, Class C45, IO, 3s, 2027	99,657	11,463
Ser. 13-4176, Class IA, IO, 2 1/2s, 2028	194,731	20,852

Federal National Mortgage Association
IFB Ser. 12-111, Class JS, IO, 5.931s, 2040	93,149	17,732
IFB Ser. 13-128, Class SA, IO, 5.831s, 2043	153,173	36,141

MORTGAGE-BACKED SECURITIES (11.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-101, Class SE, IO, 5.731s, 2043	$104,978	$26,609
IFB Ser. 13-128, Class CS, IO, 5.731s, 2043	102,281	24,702
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	51,182	6,521
Ser. 418, Class C24, IO, 4s, 2043	142,402	29,281
Ser. 13-11, Class IP, IO, 4s, 2042	156,492	28,906
Ser. 418, Class C15, IO, 3 1/2s, 2043	125,160	25,785
Ser. 12-136, Class PI, IO, 3 1/2s, 2042	101,010	12,840
Ser. 12-93, Class DI, IO, 3 1/2s, 2027	136,767	18,997
Ser. 12-151, Class PI, IO, 3s, 2043	86,872	11,511
Ser. 13-35, Class PI, IO, 3s, 2042	402,303	43,911
Ser. 13-31, Class NI, IO, 3s, 2041	117,914	11,530
Ser. 13-7, Class EI, IO, 3s, 2040	120,038	19,797
Ser. 13-55, Class MI, IO, 3s, 2032	102,013	12,778

Government National Mortgage Association
IFB Ser. 11-93, Class SA, IO, 6.495s, 2041	268,959	62,012
IFB Ser. 14-131, Class AS, IO, 6.035s, 2044	99,922	23,090
Ser. 13-116, Class SA, IO, 5.989s, 2043	76,360	13,649
IFB Ser. 13-129, Class SN, IO, 5.985s, 2043	70,728	12,455
IFB Ser. 13-129, Class CS, IO, 5.985s, 2042	177,348	28,345
IFB Ser. 10-20, Class SC, IO, 5.985s, 2040	126,573	21,785
IFB Ser. 14-90, Class HS, IO, 5.935s, 2044	101,760	25,391
IFB Ser. 14-32, Class CS, IO, 5.935s, 2044	95,003	20,426
IFB Ser. 12-34, Class SA, IO, 5.885s, 2042	120,284	26,562
Ser. 14-25, Class QI, IO, 5s, 2044	95,654	21,188
Ser. 11-116, Class IB, IO, 5s, 2040	67,011	3,931
Ser. 10-20, Class UI, IO, 5s, 2040	108,794	20,736
Ser. 10-9, Class UI, IO, 5s, 2040	156,846	33,302
Ser. 09-121, Class UI, IO, 5s, 2039	115,231	23,588
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	44,034	8,363
Ser. 13-24, Class PI, IO, 4s, 2042	89,130	16,193
Ser. 12-41, Class IP, IO, 4s, 2041	113,030	20,033
Ser. 14-133, Class AI, IO, 4s, 2036	239,230	40,076
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	92,229	10,998
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	84,690	10,578
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	80,692	9,475
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	84,257	9,262
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	104,926	10,276

		1,265,934
Commercial mortgage-backed securities (3.9%)
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW16, Class AJ, 5.707s, 2040	25,000	25,689

Bear Stearns Commercial Mortgage Securities Trust
144A FRB Ser. 06-PW11, Class C, 5.435s, 2039	25,000	24,889

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.771s, 2049	20,000	20,799
FRB Ser. 06-C4, Class B, 5.771s, 2049	25,000	24,915

Credit Suisse First Boston Mortgage
Securities Corp. Ser. 05-C3, Class B, 4.882s, 2037	25,000	24,928

GE Capital Commercial Mortgage Corp.
FRB Ser. 06-C1, Class AJ, 5.274s, 2044	76,000	76,901
FRB Ser. 05-C1, Class D, 4.949s, 2048	25,000	24,372

GMAC Commercial Mortgage Securities, Inc. Trust
144A Ser. 04-C3, Class X1, IO, 0.874s, 2041	61,707	379

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	25,000	24,951
FRB Ser. 05-GG3, Class D, 4.986s, 2042	50,000	49,930

GS Mortgage Securities Trust 144A FRB
Ser. 13-GC16, Class D, 5.315s, 2046	18,000	18,032

Putnam VT Absolute Return 500 Fund 7

MORTGAGE-BACKED SECURITIES (11.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.561s, 2046	$16,000	$14,513

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.074s, 2051	30,000	31,135
FRB Ser. 06-LDP7, Class B, 5.865s, 2045	20,000	16,302
FRB Ser. 06-LDP8, Class B, 5.52s, 2045	30,000	30,087
FRB Ser. 05-LDP3, Class D, 5.193s, 2042	15,000	15,032
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	20,000	19,949
FRB Ser. 13-LC11, Class D, 4.241s, 2046	13,000	12,336

JPMorgan Chase Commercial Mortgage Securities
Trust 144A
FRB Ser. 07-CB20, Class C, 6.174s, 2051	20,000	18,961
FRB Ser. 13-C13, Class E, 3.986s, 2046	12,000	9,778

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	20,000	20,022
Ser. 06-C6, Class D, 5.502s, 2039	23,000	22,439
FRB Ser. 06-C6, Class C, 5.482s, 2039	20,000	19,650
FRB Ser. 05-C2, Class C, 5.256s, 2040	25,000	24,874

Merrill Lynch Mortgage Trust
FRB Ser. 05-LC1, Class D, 5.42s, 2044	25,000	25,711
FRB Ser. 05-CIP1, Class C, 5.266s, 2038	25,000	23,805
Ser. 04-KEY2, Class D, 5.046s, 2039	25,000	25,000

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049	25,000	24,325
Ser. 06-4, Class XC, IO, 0.206s, 2049	1,023,367	13,662

UBS-Barclays Commercial Mortgage Trust 144A
Ser. 13-C6, Class E, 3 1/2s, 2046	38,000	30,616

Wachovia Bank Commercial Mortgage Trust FRB
Ser. 06-C23, Class C, 5.479s, 2045	20,000	20,068

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 12-LC5, Class E, 4.778s, 2045	100,000	91,250

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class E, 5s, 2044	30,000	28,615
FRB Ser. 12-C7, Class F, 4 1/2s, 2045	100,000	83,390
FRB Ser. 13-C15, Class D, 4.483s, 2046	16,000	15,305
Ser. 13-C12, Class E, 3 1/2s, 2048	15,000	11,751

		964,361
Residential mortgage-backed securities (non-agency) (2.1%)
Banc of America Funding Trust FRB Ser. 06-G,
Class 3A3, 5 3/4s, 2036	38,278	37,512

Bear Stearns Alt-A Trust FRB Ser. 04-6, Class M2,
1.895s, 2034	22,536	19,537

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 07-WFH2, Class M1, 0.57s, 2037	25,000	19,638

Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, 0.52s, 2035	19,301	16,744
FRB Ser. 05-59, Class 1A1, 0.487s, 2035	19,667	15,930

Countrywide Asset Backed Certificates FRB
Ser. 06-4, Class 2A3, 0.46s, 2036	40,000	34,115

Credit Suisse Commercial Mortgage Trust 144A FRB
Ser. 11-2R, Class 2A9, 2.609s, 2036	25,000	22,750

IndyMac INDX Mortgage Loan Trust FRB
Ser. 07-FLX2, Class A1C, 0.36s, 2037	25,147	18,106

MortgageIT Trust FRB Ser. 41761, Class 1M1,
0.61s, 2035	49,840	45,354

Newcastle Mortgage Securities Trust FRB
Ser. 06-1, Class M2, 0.54s, 2036	25,000	19,750

Residential Accredit Loans, Inc. FRB Ser. 06-QO5,
Class 2A1, 0.36s, 2046	65,086	50,441

MORTGAGE-BACKED SECURITIES (11.0%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 05-19XS, Class 2A2, 0.51s, 2035	$26,639	$23,592

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR4, Class 1A1B, 1.053s, 2046	43,781	37,652
FRB Ser. 04-AR12, Class A2B, 0.648s, 2044	44,765	39,841
FRB Ser. 05-AR15, Class A1B2, 0.58s, 2045	35,009	30,983
FRB Ser. 05-AR11, Class A1B3, 0.57s, 2045	40,968	36,666
FRB Ser. 05-AR9, Class A1B, 0.55s, 2045	44,035	40,776

Wells Fargo Mortgage Backed Securities Trust FRB
Ser. 06-AR6, Class 7A2, 5.015s, 2036	28,207	27,812

		537,199

Total mortgage-backed securities (cost $2,677,598)		$2,767,494

INVESTMENT COMPANIES (5.3%)*	Shares	Value

Consumer Discretionary Select Sector SPDR Fund	3,044	$219,625

Health Care Select Sector SPDR Fund	2,998	205,003

Industrial Select Sector SPDR Fund	3,841	217,285

SPDR S&P 500 ETF Trust	197	40,484

Technology Select Sector SPDR Fund	5,098	210,802

Utility Select Sector SPDR Fund ETF	9,368	442,357

Total investment companies (cost $1,269,586)		$1,335,556

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (4.1%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (4.1%)
Federal National Mortgage Association
Pass-Through Certificates 3 1/2s, TBA,
January 1, 2045	$1,000,000	$1,042,969

		1,042,969
Total U.S. government and agency mortgage
obligations (cost $1,036,563)		$1,042,969

COMMODITY LINKED NOTES (4.1%)* †††	Principal amount	Value

Deutsche Bank AG/London 144A notes, 1-month USD
LIBOR less 0.16%, 2015 (Indexed to the DB
Commodity Backwardation Alpha 22 Total Return
Index multiplied by 3) (United Kingdom)	$79,000	$51,761

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2015 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)	306,000	321,927

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2015 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)	202,000	213,095

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2015 (Indexed to the S&P GSCI Light
Energy Index Excess Return multiplied by
3) (United Kingdom)	235,000	367,574

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2015 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)	75,000	82,701

Total commodity Linked Notes (cost $897,000)		$1,037,058

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.6%)*	Principal amount	Value

Argentina (Republic of) sr. unsec.
unsub. notes Ser. 1, 8 3/4s, 2017
(Argentina) (In default) †	$175,000	$152,250

Total foreign government and agency bonds
and notes (cost $166,932)		$152,250

8 Putnam VT Absolute Return 500 Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.3925/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.3925	$101,800	$1,062

2.38/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.38	49,700	496

2.285/3 month USD-LIBOR-BBA/Jan-25 Jan-15/2.285		101,800	460

2.28/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.28	49,700	244

Barclays Bank PLC
2.43/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.43	101,800	1,321

2.33/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.33	101,800	652

Citibank, N.A.
2.426/3 month USD-LIBOR-BBA/Jan-25 Jan-15/2.426		225,900	2,833

2.322/3 month USD-LIBOR-BBA/Jan-25 Jan-15/2.322		225,900	1,290

2.528/3 month USD-LIBOR-BBA/Mar-25 Mar-15/2.528		50,900	1,087

2.2425/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.2425	214,000	734

2.20/3 month USD-LIBOR-BBA/May-25	May-15/2.20	49,700	435

(2.4775)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.4775	214,000	233

Credit Suisse International
2.40/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.40	43,500	485

2.30/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.30	43,500	243

(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	244,800	230

Goldman Sachs International
2.23/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.23	214,000	655

(2.47)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.47	214,000	255

(2.89)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.89	25,450	182

(2.94)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.94	25,450	100

(3.04)/3 month USD-LIBOR-BBA/Feb-45 Feb-15/3.04		25,450	43

Total purchased swap options outstanding (cost $13,530)			$13,040

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (0.5%)*	date/Strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Dec-15/$180.00	$4,504	$32,751

SPDR S&P 500 ETF Trust (Put)	Nov-15/180.00	4,188	28,322

SPDR S&P 500 ETF Trust (Put)	Oct-15/162.00	4,183	13,996

SPDR S&P 500 ETF Trust (Put)	Sep-15/170.00	4,563	17,719

SPDR S&P 500 ETF Trust (Put)	Aug-15/170.00	4,563	15,222

SPDR S&P 500 ETF Trust (Put)	Jul-15/173.00	4,563	14,270

Total purchased options outstanding (cost $174,659)			$122,280

CORPORATE BONDS AND NOTES (0.0%)*	Principal amount		Value

Petroleos de Venezuela SA sr. unsec.
notes 5 1/8s, 2016 (Venezuela)		$6,000	$3,165

Total corporate bonds and notes (cost $5,458)			$3,165
		Principal
SHORT-TERM INVESTMENTS (55.1%)*	amount/shares		Value

Federal Farm Credit Banks Funding Corporation
unsec. discount notes with an effective yield
of 0.16%, July 15, 2015		$500,000	$499,690

Federal Home Loan Banks unsec. discount
notes with an effective yield of 0.08%,
April 15, 2015		700,000	699,826

Federal Home Loan Banks unsec. discount
notes with an effective yield of 0.13%,
May 18, 2015		1,000,000	999,656

Federal Home Loan Mortgage Corporation unsec.
discount notes with an effective yield of 0.07%,
April 15, 2015		1,650,000	1,649,589

	Principal
SHORT-TERM INVESTMENTS (55.1%)* cont.	amount/shares	Value

Federal Home Loan Mortgage Corporation unsec.
discount notes with an effective yield of 0.16%,
July 22, 2015	$850,000	$849,454

Federal National Mortgage Association unsec.
discount notes with an effective yield of 0.14%,
June 10, 2015	1,000,000	999,558

Federal National Mortgage Association unsec.
discount notes with an effective yield of 0.10%,
May 1, 2015	400,000	399,880

Federal National Mortgage Association unsec.
discount notes with an effective yield of 0.10%,
May 6, 2015	1,250,000	1,249,609

Putnam Short Term Investment Fund 0.10% L	Shares 4,564,958	4,564,958

U.S. Treasury Bills with an effective yield
of 0.09%, June 11, 2015 # §	$2,000,000	1,999,422

Total short-term investments (cost $13,910,663)		$13,911,642

Total investments (cost $25,181,098)		$26,185,487

Key to holding’s abbreviations

ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates.
As interest rates rise, inverse floaters produce less current income.
The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through December 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $25,230,891.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $12,173,064 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

Putnam VT Absolute Return 500 Fund 9

FORWARD CURRENCY CONTRACTS at 12/31/14 (aggregate face value $3,564,750)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Sell	1/21/15	$11,824	$12,333	$509

	British Pound	Buy	3/18/15	19,315	19,511	(196)

	Canadian Dollar	Sell	1/21/15	25,381	25,404	23

	Chinese Yuan (Offshore)	Buy	2/13/15	9,440	9,090	350

	Euro	Buy	3/18/15	12,714	12,992	(278)

	South Korean Won	Buy	2/13/15	1,037	655	382

Barclays Bank PLC

	Australian Dollar	Sell	1/21/15	23,403	24,512	1,109

	Canadian Dollar	Sell	1/21/15	22,284	23,414	1,130

	Chinese Yuan (Offshore)	Buy	2/13/15	48,275	48,768	(493)

	Japanese Yen	Sell	2/13/15	52,045	54,482	2,437

	Mexican Peso	Buy	1/21/15	21,858	23,803	(1,945)

	Mexican Peso	Sell	1/21/15	21,858	23,809	1,951

	New Zealand Dollar	Buy	1/21/15	18,149	18,133	16

	South Korean Won	Sell	2/13/15	24,229	24,420	191

	Swiss Franc	Sell	3/18/15	42,906	44,277	1,371

Citibank, N.A.

	Australian Dollar	Buy	1/21/15	41,833	44,466	(2,633)

	Australian Dollar	Sell	1/21/15	41,833	44,538	2,705

	Brazilian Real	Buy	1/5/15	44,391	47,250	(2,859)

	Brazilian Real	Sell	1/5/15	44,391	46,252	1,861

	Canadian Dollar	Sell	1/21/15	25,467	25,509	42

	Euro	Buy	3/18/15	25,549	25,990	(441)

	Japanese Yen	Buy	2/13/15	28,310	28,178	132

	Mexican Peso	Buy	1/21/15	24,851	25,160	(309)

	New Zealand Dollar	Buy	1/21/15	29,443	29,615	(172)

	Norwegian Krone	Sell	3/18/15	9,360	10,069	709

	Swiss Franc	Sell	3/18/15	24,273	24,935	662

Credit Suisse International

	Australian Dollar	Sell	1/21/15	24,055	24,639	584

	British Pound	Buy	3/18/15	26,636	26,695	(59)

	Canadian Dollar	Sell	1/21/15	23,145	23,485	340

	Euro	Sell	3/18/15	161,043	165,310	4,267

	Indian Rupee	Buy	2/13/15	21,794	22,292	(498)

	Japanese Yen	Sell	2/13/15	12,623	13,079	456

	Mexican Peso	Buy	1/21/15	3,203	3,510	(307)

	Mexican Peso	Sell	1/21/15	3,203	3,488	285

	New Zealand Dollar	Buy	1/21/15	27,573	27,611	(38)

	Norwegian Krone	Sell	3/18/15	11,569	13,241	1,672

	Swedish Krona	Buy	3/18/15	12,318	12,610	(292)

	Swiss Franc	Sell	3/18/15	24,273	24,936	663

Deutsche Bank AG

	Australian Dollar	Sell	1/21/15	979	1,380	401

	British Pound	Sell	3/18/15	214,028	216,243	2,215

	Canadian Dollar	Sell	1/21/15	19,703	20,436	733

	Euro	Sell	3/18/15	11,261	11,276	15

	Japanese Yen	Buy	2/13/15	16,097	16,394	(297)

	Japanese Yen	Sell	2/13/15	16,097	16,371	274

	New Zealand Dollar	Buy	1/21/15	30,689	30,868	(179)

	Norwegian Krone	Sell	3/18/15	48,913	52,593	3,680

	Swedish Krona	Sell	3/18/15	13,434	13,881	447

	Turkish Lira	Buy	3/18/15	18,997	20,504	(1,507)

10 Putnam VT Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 12/31/14 (aggregate face value $3,564,750) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	Australian Dollar	Sell	1/21/15	$26,176	$27,975	$1,799

	British Pound	Buy	3/18/15	18,069	18,254	(185)

	Canadian Dollar	Buy	1/21/15	36,308	37,524	(1,216)

	Canadian Dollar	Sell	1/21/15	36,308	37,584	1,276

	Euro	Buy	3/18/15	24,459	24,947	(488)

	Euro	Sell	3/18/15	24,459	24,942	483

	Japanese Yen	Sell	2/13/15	235,991	249,298	13,307

	New Zealand Dollar	Buy	1/21/15	12,462	12,546	(84)

	Norwegian Krone	Sell	3/18/15	10,538	11,336	798

HSBC Bank USA, National Association

	Australian Dollar	Sell	1/21/15	10,519	11,287	768

	British Pound	Buy	3/18/15	23,366	23,512	(146)

	Canadian Dollar	Sell	1/21/15	56,874	58,300	1,426

	Chinese Yuan	Buy	2/13/15	17,759	17,962	(203)

	Euro	Buy	3/18/15	13,562	13,966	(404)

	Japanese Yen	Sell	2/13/15	11,315	11,886	571

	New Zealand Dollar	Buy	1/21/15	25,470	25,319	151

	Swedish Krona	Buy	3/18/15	10,509	11,181	(672)

JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	1/21/15	11,824	12,564	740

	Brazilian Real	Buy	1/5/15	44,466	47,337	(2,871)

	Brazilian Real	Sell	1/5/15	44,466	46,147	1,681

	British Pound	Buy	3/18/15	12,618	12,762	(144)

	Canadian Dollar	Sell	1/21/15	11,873	12,055	182

	Euro	Sell	3/18/15	40,927	41,805	878

	Hungarian Forint	Buy	3/18/15	26,159	27,685	(1,526)

	Hungarian Forint	Sell	3/18/15	26,159	27,704	1,545

	Indian Rupee	Buy	2/13/15	24,937	25,003	(66)

	Japanese Yen	Sell	2/13/15	103,623	107,043	3,420

	Malaysian Ringgit	Sell	2/13/15	22,408	23,426	1,018

	Mexican Peso	Buy	1/21/15	24,973	25,258	(285)

	New Taiwan Dollar	Sell	2/13/15	22,369	23,203	834

	New Zealand Dollar	Buy	1/21/15	37,465	38,124	(659)

	Norwegian Krone	Sell	3/18/15	23,941	25,755	1,814

	Singapore Dollar	Sell	2/13/15	24,588	24,982	394

	Swedish Krona	Sell	3/18/15	2,810	2,872	62

	Swiss Franc	Sell	3/18/15	30,417	31,138	721

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	1/21/15	16,554	17,149	595

	British Pound	Buy	3/18/15	23,677	23,897	(220)

	Canadian Dollar	Sell	1/21/15	23,747	24,412	665

	Euro	Sell	3/18/15	23,975	24,418	443

	New Zealand Dollar	Buy	1/21/15	23,990	24,079	(89)

	Norwegian Krone	Sell	3/18/15	16,068	17,120	1,052

	Singapore Dollar	Sell	2/13/15	24,437	24,939	502

	Swedish Krona	Buy	3/18/15	11,920	12,526	(606)

	Swedish Krona	Sell	3/18/15	12,100	12,485	385

State Street Bank and Trust Co.

	Australian Dollar	Sell	1/21/15	34,738	36,954	2,216

	Brazilian Real	Buy	1/5/15	49,996	53,201	(3,205)

	Brazilian Real	Sell	1/5/15	49,996	51,400	1,404

	British Pound	Buy	3/18/15	91,282	92,009	(727)

Putnam VT Absolute Return 500 Fund 11

FORWARD CURRENCY CONTRACTS at 12/31/14 (aggregate face value $3,564,750) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Canadian Dollar	Sell	1/21/15	$34,415	$35,733	$1,318

	Euro	Sell	3/18/15	2,906	3,172	266

	Israeli Shekel	Sell	1/21/15	22,997	23,966	969

	Japanese Yen	Sell	2/13/15	85,849	90,512	4,663

	Malaysian Ringgit	Sell	2/13/15	25,174	25,355	181

	Mexican Peso	Buy	1/21/15	23,002	24,935	(1,933)

	Mexican Peso	Sell	1/21/15	23,002	24,655	1,653

	New Taiwan Dollar	Buy	2/13/15	753	782	(29)

	New Zealand Dollar	Buy	1/21/15	8,334	8,913	(579)

	Norwegian Krone	Sell	3/18/15	11,837	12,519	682

	Swiss Franc	Sell	3/18/15	48,646	50,028	1,382

	Turkish Lira	Buy	3/18/15	31,846	33,592	(1,746)

UBS AG

	Canadian Dollar	Sell	1/21/15	10,497	10,913	416

WestPac Banking Corp.

	Australian Dollar	Sell	1/21/15	2,854	3,950	1,096

	British Pound	Buy	3/18/15	44,862	45,311	(449)

	Canadian Dollar	Sell	1/21/15	35,534	36,353	819

	Euro	Buy	3/18/15	17,315	17,800	(485)

	New Zealand Dollar	Buy	1/21/15	27,028	27,624	(596)

	South Korean Won	Buy	2/13/15	23,192	22,959	233

Total						$54,304

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/14	contracts	Value	date	(depreciation)

Euro-CAC 40 Index (Short)	1	$51,754	Jan-15	$(2,387)

FTSE 100 Index (Long)	1	101,660	Mar-15	940

S&P 500 Index
E-Mini (Long)	18	1,847,160	Mar-15	25,524

S&P Mid Cap 400 Index
E-Mini (Long)	5	724,300	Mar-15	16,940

Tokyo Price Index (Long)	1	117,507	Mar-15	(2,417)

U.S. Treasury Bond
30 yr (Long)	3	433,688	Mar-15	11,972

U.S. Treasury Note
5 yr (Short)	2	237,859	Mar-15	(66)

U.S. Treasury Note
10 yr (Long)	75	9,509,766	Mar-15	54,279

Total				$104,785

WRITTEN SWAP OPTIONS
OUTSTANDING at 12/31/14		Expiration	Contract
(premiums $51,088)		date/strike	amount	Value

Bank of America N.A.
(2.48)/3 month
USD-LIBOR-BBA/Jan-25		Jan-15/2.48	$49,700	$846

(2.50)/3 month
USD-LIBOR-BBA/Jan-25		Jan-15/2.50	101,800	1,904

Barclays Bank PLC
(2.53)/3 month
USD-LIBOR-BBA/Jan-25		Jan-15/2.53	101,800	2,163

Citibank, N.A.
(2.28)/3 month
USD-LIBOR-BBA/Jan-25		Jan-15/2.28	50,900	61

2.36/3 month USD-LIBOR-BBA/
Jan-25		Jan-15/2.36	107,000	396

WRITTEN SWAP OPTIONS
OUTSTANDING at 12/31/14	Expiration	Contract
(premiums $51,088) cont.	date/strike	amount	Value

Citibank, N.A. cont.
(2.36)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.36	$107,000	$927

(2.53)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.53	50,900	1,103

(2.53)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.53	225,900	4,800

Credit Suisse International
(2.51)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.51	43,500	844

Goldman Sachs International
(2.49)/3 month
USD-LIBOR-BBA/Feb-45	Feb-15/2.49	25,450	127

2.84/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.84	25,450	216

2.35/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.35	107,000	432

(2.35)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.35	107,000	866

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	229,000	35,053

Total			$49,738

WRITTEN OPTIONS
OUTSTANDING at 12/31/14	Expiration	Contract
(premiums $12,037)	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Jan-15/$214.00	$8,652	$3,720

SPDR S&P 500 ETF Trust (Call)	Jan-15/214.50	1,988	298

SPDR S&P 500 ETF Trust (Call)	Jan-15/213.00	11,301	1,469

SPDR S&P 500 ETF Trust (Call)	Jan-15/209.00	2,243	847

SPDR S&P 500 ETF Trust (Call)	Jan-15/212.50	2,177	22

Total			$6,356

12 Putnam VT Absolute Return 500 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/14

		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$3,688,000 E	$15,717	3/18/17	1.25%	3 month	$1,899
					USD-LIBOR-BBA

	1,240,000 E	21,819	3/18/20	2.25%	3 month	(258)
					USD-LIBOR-BBA

	994,000 E	56,654	3/18/25	3.00%	3 month	(1,624)
					USD-LIBOR-BBA

	113,000 E	(17,967)	3/18/45	3 month USD-LIBOR-BBA	3.50%	793

Total		$76,223				$810

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
	$16,444	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(45)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	16,444	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(45)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

baskets	37,971	—	10/19/15	(3 month USD-LIBOR-BBA	A basket (MLTRFCF4)	581,866
				plus 0.10%)	of common stocks

units	970	—	10/19/15	3 month USD-LIBOR-BBA	Russell 1000 Total	(517,357)
				minus 0.07%	Return Index

Barclays Bank PLC
	$3,161	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(8)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	198,598	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(547)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	24,611	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(47)
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	15,902	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(30)
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	17,448	—	1/12/38	6.50% (1 month	Synthetic TRS Index	10
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	11,738	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	19
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

Citibank, N.A.
	10,541	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(29)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

baskets	2,103	—	6/2/15	3 month USD-LIBOR-BBA	A basket (CGPUTED1)	(9,006)
				minus 0.60%	of common stocks

baskets	8	—	12/17/15	(3 month USD-LIBOR-BBA	A basket (CGPUTQL2)	23,827
				plus 42 bp)	of common stocks

baskets	6,903	—	11/10/15	3 month USD-LIBOR-BBA	A basket (CGPUTS32)	(40,960)
				minus 1.00%	of common stocks

units	38	—	6/2/15	(3 month USD-LIBOR-BBA	Russell 2000 Total	6,851
				minus 0.40%)	Return Index

units	1	—	6/2/15	(3 month USD-LIBOR-BBA	Russell 2000 Total	180
				minus 0.40%)	Return Index

units	176	—	12/17/15	3 month USD-LIBOR-BBA	Russell 1000 Total	(24,922)
				plus 15 bp	Return Index

Putnam VT Absolute Return 500 Fund 13

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Credit Suisse International
	$502,979	$—	1/12/41	4.50% (1 month	Synthetic MBX Index	$1,145
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	27,640	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(53)
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	28,334	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	45
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	24,691	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	40
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	128,355	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(245)
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

Deutsche Bank AG
baskets	9,029	—	5/8/15	(3 month USD-LIBOR-BBA	A basket (DBCTPL5P)	10,973
				plus 31 bp)	of common stocks

baskets	9,029	—	5/8/15	3 month USD-LIBOR-BBA	A basket (DBCTPS6P)	12,855
				minus 45 bp	of common stocks

Goldman Sachs International
	$7,376	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(18)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	7,376	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(18)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	3,562	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(11)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	40,900	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(113)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	29,506	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(72)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	11,592	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(28)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	42,165	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(116)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	41,691	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	67
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

baskets	26,635	—	10/2/15	(3 month USD-LIBOR-BBA	A basket (GSCBPUR1)	18,393
				plus 35 bp)	of common stocks

baskets	493 F	—	12/15/15	(1 month USD-LIBOR-BBA	A basket (GSCBSAUD)	2,985
				plus 90 bp)	of common stocks

units	7,824	—	8/11/15	(0.45%)	Goldman Sachs	(9,328)
					Volatility Carry US
					Scaled 3X Excess
					Return Strategy Index

JPMorgan Chase Bank N.A.
	$13,493	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(37)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	41,744	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(115)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

14 Putnam VT Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

JPMorgan Chase Bank N.A. cont.
	$41,691	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$67
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

baskets	26,522	—	10/2/15	3 month USD-LIBOR-BBA	A basket (JPCMPTSH)	(54,221)
				minus 20 bp	of common stocks

UBS AG
baskets	23,747	—	5/19/15	(3 month USD-LIBOR-BBA	A basket (UBSEMBSK)	95,241
				plus 125 bp)	of common stocks

units	2,586	—	5/19/15	3 month USD-LIBOR-BBA	MSCI Emerging	34,022
				minus 0.10%	Markets TR Net USD

units	3,208	—	5/19/15	3 month USD-LIBOR-BBA	MSCI Emerging	42,205
				minus 0.10%	Markets TR Net USD

Total		$—				$173,420

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities’ valuation inputs.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/14

					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$228	$4,000	5/11/63	300 bp	$241

CMBX NA BBB– Index	BBB–/P	247	4,000	5/11/63	300 bp	260

CMBX NA BBB– Index	BBB–/P	120	2,000	5/11/63	300 bp	127

CMBX NA BBB– Index	BBB–/P	68	1,000	5/11/63	300 bp	71

Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	887	8,000	5/11/63	300 bp	912

Credit Suisse International
CMBX NA BBB– Index	BBB–/P	122	53,000	5/11/63	300 bp	290

CMBX NA BBB– Index	BBB–/P	178	39,000	5/11/63	300 bp	302

CMBX NA BBB– Index	BBB–/P	(166)	39,000	5/11/63	300 bp	(42)

CMBX NA BBB– Index	BBB–/P	(16)	25,000	5/11/63	300 bp	63

CMBX NA BBB– Index	BBB–/P	36	11,000	5/11/63	300 bp	71

CMBX NA BBB– Index	BBB–/P	25	11,000	5/11/63	300 bp	60

CMBX NA BBB– Index	BBB–/P	536	7,000	5/11/63	300 bp	559

CMBX NA BBB– Index	BBB–/P	246	6,000	5/11/63	300 bp	265

CMBX NA BBB– Index	BBB–/P	58	5,000	5/11/63	300 bp	74

CMBX NA BBB– Index	BBB–/P	364	5,000	5/11/63	300 bp	380

CMBX NA BBB– Index	BBB–/P	452	4,000	5/11/63	300 bp	465

CMBX NA BBB– Index	BBB–/P	310	4,000	5/11/63	300 bp	322

CMBX NA BBB– Index	BBB–/P	263	4,000	5/11/63	300 bp	276

CMBX NA BBB– Index	BBB–/P	122	4,000	5/11/63	300 bp	134

CMBX NA BBB– Index	BBB–/P	70	4,000	5/11/63	300 bp	83

CMBX NA BBB– Index	BBB–/P	950	39,000	1/17/47	300 bp	509

CMBX NA BBB– Index	BBB–/P	2,940	75,000	1/17/47	300 bp	2,091

CMBX NA BB Index	—	60	3,000	5/11/63	(500 bp)	47

CMBX NA BB Index	—	132	5,000	5/11/63	(500 bp)	110

CMBX NA BB Index	—	93	6,000	5/11/63	(500 bp)	67

CMBX NA BB Index	—	(55)	6,000	5/11/63	(500 bp)	(81)

CMBX NA BB Index	—	(175)	10,000	5/11/63	(500 bp)	(218)

CMBX NA BB Index	—	(94)	18,000	5/11/63	(500 bp)	(173)

CMBX NA BB Index	—	(194)	10,000	5/11/63	(500 bp)	(238)

CMBX NA BBB– Index	BBB–/P	2,447	100,000	5/11/63	300 bp	2,765

CMBX NA BBB– Index	BBB–/P	4,689	44,000	5/11/63	300 bp	4,829

Putnam VT Absolute Return 500 Fund 15

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/14 cont.

					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$472	$25,000	5/11/63	300 bp	$551

CMBX NA BBB– Index	BBB–/P	541	25,000	5/11/63	300 bp	621

CMBX NA BBB– Index	BBB–/P	16	12,000	5/11/63	300 bp	54

CMBX NA BBB– Index	BBB–/P	(181)	12,000	5/11/63	300 bp	(143)

CMBX NA BBB– Index	BBB–/P	(148)	12,000	5/11/63	300 bp	(110)

CMBX NA BBB– Index	BBB–/P	37	8,000	5/11/63	300 bp	63

CMBX NA BBB– Index	BBB–/P	(80)	8,000	5/11/63	300 bp	(55)

CMBX NA BBB– Index	BBB–/P	28	6,000	5/11/63	300 bp	47

CMBX NA BBB– Index	BBB–/P	4	6,000	5/11/63	300 bp	23

CMBX NA BBB– Index	BBB–/P	(20)	6,000	5/11/63	300 bp	(1)

CMBX NA BBB– Index	BBB–/P	36	6,000	5/11/63	300 bp	56

CMBX NA BBB– Index	BBB–/P	4	6,000	5/11/63	300 bp	23

CMBX NA BBB– Index	BBB–/P	21	6,000	5/11/63	300 bp	40

CMBX NA BBB– Index	BBB–/P	60	5,000	5/11/63	300 bp	75

CMBX NA BBB– Index	BBB–/P	50	5,000	5/11/63	300 bp	66

CMBX NA BBB– Index	BBB–/P	(47)	5,000	5/11/63	300 bp	(31)

CMBX NA BBB– Index	BBB–/P	(50)	5,000	5/11/63	300 bp	(34)

CMBX NA BBB– Index	BBB–/P	(17)	5,000	5/11/63	300 bp	(1)

CMBX NA BBB– Index	BBB–/P	(42)	5,000	5/11/63	300 bp	(26)

CMBX NA BBB– Index	BBB–/P	13	5,000	5/11/63	300 bp	29

CMBX NA BBB– Index	BBB–/P	(17)	5,000	5/11/63	300 bp	(1)

CMBX NA BBB– Index	BBB–/P	119	5,000	5/11/63	300 bp	135

CMBX NA BBB– Index	BBB–/P	191	4,000	5/11/63	300 bp	204

CMBX NA BBB– Index	BBB–/P	348	4,000	5/11/63	300 bp	361

CMBX NA BBB– Index	BBB–/P	(18)	3,000	5/11/63	300 bp	(9)

CMBX NA BBB– Index	BBB–/P	(29)	3,000	5/11/63	300 bp	(19)

CMBX NA BBB– Index	BBB–/P	86	1,000	5/11/63	300 bp	90

Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	102	39,000	5/11/63	300 bp	226

CMBX NA BBB– Index	BBB–/P	(76)	11,000	5/11/63	300 bp	(41)

CMBX NA BBB– Index	BBB–/P	1,701	63,000	1/17/47	300 bp	986

CMBX NA BB Index	—	68	3,000	5/11/63	(500 bp)	55

CMBX NA BB Index	—	(53)	5,000	5/11/63	(500 bp)	(75)

CMBX NA BB Index	—	(58)	6,000	5/11/63	(500 bp)	(84)

CMBX NA BBB– Index	BBB–/P	91	8,000	5/11/63	300 bp	117

CMBX NA BBB– Index	BBB–/P	(24)	6,000	5/11/63	300 bp	(5)

CMBX NA BBB– Index	BBB–/P	(40)	5,000	5/11/63	300 bp	(24)

CMBX NA BBB– Index	BBB–/P	30	5,000	5/11/63	300 bp	46

CMBX NA BBB– Index	BBB–/P	(47)	5,000	5/11/63	300 bp	(31)

CMBX NA BBB– Index	BBB–/P	(50)	5,000	5/11/63	300 bp	(34)

CMBX NA BBB– Index	BBB–/P	(50)	5,000	5/11/63	300 bp	(34)

CMBX NA BBB– Index	BBB–/P	(33)	3,000	5/11/63	300 bp	(23)

CMBX NA BBB– Index	BBB–/P	(3)	1,000	5/11/63	300 bp	1

Total		$17,878				$17,709

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

16 Putnam VT Absolute Return 500 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$168,000	$—	$—

Capital goods	189,817	—	—

Communication services	119,850	—	—

Conglomerates	180,712	348,745	—

Consumer cyclicals	751,021	—	—

Consumer staples	546,192	76,005	—

Energy	417,049	—	—

Financials	1,062,699	—	—

Health care	730,629	—	—

Technology	901,368	—	—

Transportation	125,354	—	—

Utilities and power	182,592	—	—

Total common stocks	5,375,283	424,750	—

Commodity linked notes	$—	$1,037,058	$—

Corporate bonds and notes	—	3,165	—

Foreign government and agency bonds and notes	—	152,250	—

Investment companies	1,335,556	—	—

Mortgage-backed securities	—	2,767,494	—

Purchased options outstanding	—	122,280	—

Purchased swap options outstanding	—	13,040	—

U.S. government and agency mortgage obligations	—	1,042,969	—

Short-term investments	4,564,958	9,346,684	—

Totals by level	$11,275,797	$14,909,690	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$54,304	$—

Futures contracts	104,785	—	—

Written options outstanding	—	(6,356)	—

Written swap options outstanding	—	(49,738)	—

Interest rate swap contracts	—	(75,413)	—

Total return swap contracts	—	173,420	—

Credit default contracts	—	(169)	—

Totals by level	$104,785	$96,048	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 17

Statement of assets and liabilities
12/31/14

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $20,616,140)	$21,620,529

Affiliated issuers (identified cost $4,564,958) (Note 5)	4,564,958

Cash	33,705

Dividends, interest and other receivables	36,210

Receivable for investments sold	3,720

Receivable from Manager (Note 2)	11,772

Receivable for variation margin (Note 1)	17,590

Unrealized appreciation on forward currency contracts (Note 1)	86,420

Unrealized appreciation on OTC swap contracts (Note 1)	850,033

Premium paid on OTC swap contracts (Note 1)	1,783

Prepaid assets	38

Total assets	27,226,758

Liabilities

Payable to custodian	40

Payable for purchases of delayed delivery securities (Note 1)	1,037,826

Payable for shares of the fund repurchased	55,487

Payable for custodian fees (Note 2)	12,123

Payable for investor servicing fees (Note 2)	2,107

Payable for Trustee compensation and expenses (Note 2)	1,290

Payable for administrative services (Note 2)	171

Payable for distribution fees (Note 2)	5,404

Payable for variation margin (Note 1)	32,644

Unrealized depreciation on OTC swap contracts (Note 1)	658,904

Premium received on OTC swap contracts (Note 1)	19,661

Unrealized depreciation on forward currency contracts (Note 1)	32,116

Written options outstanding, at value (premiums $63,125) (Notes 1 and 3)	56,094

Other accrued expenses	82,000

Total liabilities	1,995,867

Net assets	$25,230,891

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$23,580,516

Distributions in excess of net investment income (Note 1)	(239,030)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	526,958

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,362,447

Total — Representing net assets applicable to capital shares outstanding	$25,230,891

Computation of net asset value Class IA

Net assets	$10,920

Number of shares outstanding	1,013

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.78

Computation of net asset value Class IB

Net assets	$25,219,971

Number of shares outstanding	2,363,023

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.67

The accompanying notes are an integral part of these financial statements.

18 Putnam VT Absolute Return 500 Fund

Statement of operations
Year ended 12/31/14

Investment income

Interest (including interest income of $3,499 from investments in affiliated issuers) (Note 5)	$166,113

Dividends (net of foreign tax of $1,430)	163,878

Total investment income	329,991

Expenses

Compensation of Manager (Note 2)	173,194

Investor servicing fees (Note 2)	24,041

Custodian fees (Note 2)	43,637

Trustee compensation and expenses (Note 2)	955

Distribution fees (Note 2)	60,097

Administrative services (Note 2)	610

Auditing and tax fees	78,289

Other	17,404

Fees waived and reimbursed by Manager (Note 2)	(121,440)

Total expenses	276,787

Expense reduction (Note 2)	(131)

Net expenses	276,656

Net investment income	53,335

Net realized gain on investments (Notes 1 and 3)	658,247

Net realized loss on swap contracts (Note 1)	(406,278)

Net realized gain on futures contracts (Note 1)	111,792

Net realized gain on foreign currency transactions (Note 1)	91,079

Net realized loss on written options (Notes 1 and 3)	(101,239)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	46,329

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	482,744

Net gain on investments	882,674

Net increase in net assets resulting from operations	$936,009

Statement of changes in net assets

	Year ended	Year ended
	12/31/14	12/31/13

Increase in net assets

Operations:

Net investment income	$53,335	$2,837

Net realized gain on investments and foreign currency transactions	353,601	75,125

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	529,073	722,822

Net increase in net assets resulting from operations	936,009	800,784

Distributions to shareholders (Note 1):

Net realized short-term gain on investments

Class IA	—	(28,710)

Class IB	—	(36,644)

From net realized long-term gain on investments

Class IA	(137)	—

Class IB	(307,771)	—

Increase from capital share transactions (Note 4)	2,911,129	3,099,276

Total increase in net assets	3,539,230	3,834,706

Net assets:

Beginning of year	21,691,661	17,856,955

End of year (including distributions in excess of net investment income of $239,030 and $103,737, respectively)	$25,230,891	$21,691,661

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 19

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)

Class IA

12/31/14	$10.49	.05	.38	.43	(.14)	(.14)	$10.78	4.12	$11.90		.46	317f

12/31/13	10.07	.01	.44	.45	(.03)	(.03)	10.49	4.46	10.90		.12	208[g]

12/31/12	9.63	— h	.44	.44	—	—	10.07	4.57	9,971.90		.02	262[g]

12/31/11‡	10.00	.01	(.38)	(.37)	—	—	9.63	(3.70)*	9,530	.61*	.15*	240[g]*

Class IB

12/31/14	$10.41	.02	.38	.40	(.14)	(.14)	$10.67	3.86	$25,220	1.15	.22	317[f]

12/31/13	10.03	—h	.41	.41	(.03)	(.03)	10.41	4.08	21,681	1.15	(.04)	208[g]

12/31/12	9.61	(.02)	.44	.42	—	—	10.03	4.37	7,886	1.15	(.23)	262[g]

12/31/11‡	10.00	.02	(.41)	(.39)	—	—	9.61	(3.90)*	2,735	.78*	.21*	240[g]*

* Not annualized.

‡ For the period May 2, 2011 to December 31, 2011.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

12/31/14	0.50%

12/31/13	0.45

12/31/12	1.24

12/31/11	1.36

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	280%

December 31, 2012	475

December 31, 2011	875

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

20 Putnam VT Absolute Return 500 Fund

Notes to financial statements 12/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through December 31, 2014.

Putnam VT Absolute Return 500 Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on

Putnam VT Absolute Return 500 Fund 21

a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or

22 Putnam VT Absolute Return 500 Fund

loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral

Putnam VT Absolute Return 500 Fund 23

requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $274,564 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $45,037 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $188,628 to increase distributions in excess of net investment income, $2,689 to decrease paid-in-capital and $191,317 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,243,432
Unrealized depreciation	(265,116)

Net unrealized appreciation	978,316
Undistributed ordinary income	17,734
Undistributed long-term gain	534,129
Undistributed short-term gain	128,067

Cost for federal income tax purposes	$25,207,171

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 87.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through April 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $28,849 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit

24 Putnam VT Absolute Return 500 Fund

the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $92,591 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$11
Class IB	24,030

Total	$24,041

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $131 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $14, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$60,097

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$38,120,739	$36,647,711

U.S. government securities (Long-term)	—	—

Total	$38,120,739	$36,647,711

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amount	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—	$25,787	$10,458

Options opened	3,112,200	60,458	318,912	132,394

Options exercised	(35,000)	(109)	—	—

Options expired	(66,000)	(646)	(209,065)	(74,324)

Options closed	(1,678,800)	(8,615)	(109,273)	(56,491)

Written options outstanding at the
end of the reporting period	$1,332,400	$51,088	$26,361	$12,037

Putnam VT Absolute Return 500 Fund 25

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/14		Year ended 12/31/13		Year ended 12/31/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—	1,465,535	$15,356,925	1,628,522	$16,672,331

Shares issued in connection with
reinvestment of distributions	13	137	2,777	28,710	29,794	307,771	3,561	36,644

	13	137	2,777	28,710	1,495,329	15,664,696	1,632,083	16,708,975

Shares repurchased	—	—	(991,777)	(10,205,357)	(1,214,175)	(12,753,704)	(336,592)	(3,433,052)

Net increase (decrease)	13	$137	(989,000)	$(10,176,647)	281,154	$2,910,992	1,295,491	$13,275,923

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class IA	1,013	100.0%	$10,920

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$3,270,151	$26,035,284	$24,740,477	$3,499	$4,564,958

Totals	$3,270,151	$26,035,284	$24,740,477	$3,499	$4,564,958

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$31,000

Purchased swap option contracts (contract amount)	$750,000

Written equity option contracts (contract amount) (Note 3)	$20,000

Written swap option contracts (contract amount) (Note 3)	$790,000

Futures contracts (number of contracts)	60

Forward currency contracts (contract amount)	$6,600,000

OTC interest rate swap contracts (notional)	$—*

Centrally cleared interest rate swap contracts (notional)	$5,700,000

OTC total return swap contracts (notional)	$26,300,000

OTC credit default contracts (notional)	$500,000

Centrally cleared credit default contracts (notional)	$1,800,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

26 Putnam VT Absolute Return 500 Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$2,150	Payables	$2,319

Foreign exchange contracts	Receivables	86,420	Payables	32,116

Equity contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	995,082*	Unrealized depreciation	666,954*

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	99,444*	Unrealized depreciation	145,554*

Total		$1,183,096		$846,943

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$109,567	$109,567

Foreign exchange contracts	—	—	91,393	—	91,393

Equity contracts	(325,513)	123,250	—	(395,524)	(597,787)

Interest rate contracts	(18,105)	(11,458)	—	(120,321)	(149,884)

Total	$(343,618)	$111,792	$91,393	$(406,278)	$(546,711)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(57,541)	$(57,541)

Foreign exchange contracts	—	—	46,328	—	46,328

Equity contracts	40,908	36,246	—	155,091	232,245

Interest rate contracts	860	65,389	—	(19,603)	46,646

Total	$41,768	$101,635	$46,328	$77,947	$267,678

Putnam VT Absolute Return 500 Fund 27

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$210	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$210

OTC Total return swap contracts*#	581,866	29	—	30,858	1,230	23,828	21,445	—	67	—	—	—	171,468	—	830,791

OTC Credit default contracts*#	36	25	—	—	1,791	—	298	—	—	—	—	—	—	—	2,150

Futures contracts§	—	—	—	—	—	—	—	—	—	17,380	—	—	—	—	17,380

Forward currency contracts#	1,264	8,205	—	6,111	8,267	7,765	17,663	2,916	13,289	—	3,642	14,734	416	2,148	86,420

Purchased swap options** #	2,262	1,973	—	6,612	958	—	1,235	—	—	—	—	—	—	—	13,040

Purchased options** #	—	28,322	—	—	—	—	—	—	93,958	—	—	—	—	—	122,280

Total Assets	$585,428	$38,554	$210	$43,581	$12,246	$31,593	$40,641	$2,916	$107,314	$17,380	$3,642	$14,734	$171,884	$2,148	$1,072,271

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	1,095	—	—	—	—	—	—	—	—	—	—	—	1,095

OTC Total return swap contracts*#	517,447	632	—	74,917	298	—	9,704	—	54,373	—	—	—	—	—	657,371

OTC Credit default contracts*#	—	—	—	—	1,543	—	776	—	—	—	—	—	—	—	2,319

Futures contracts§	—	—	—	—	—	—	—	—	—	31,549	—	—	—	—	31,549

Forward currency contracts#	474	2,438	—	6,414	1,194	1,983	1,973	1,425	5,551	—	915	8,219	—	1,530	32,116

Written swap options #	2,750	2,163	—	7,287	844	—	1,641	—	35,053	—	—	—	—	—	49,738

Written options #	1,469	22	—	—	—	—	—	—	4,865	—	—	—	—	—	6,356

Total Liabilities	$522,140	$5,255	$1,095	$88,618	$3,879	$1,983	$14,094	$1,425	$99,842	$31,549	$915	$8,219	$—	$1,530	$780,544

Total Financial and Derivative
Net Assets	$63,288	$33,299	$(885)	$(45,037)	$8,367	$29,610	$26,547	$1,491	$7,472	$(14,169)	$2,727	$6,515	$171,884	$618	$291,727

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$—	$26,547	$—	$—	$—	$—	$—	$159,851	$—

Net amount	$63,288	$33,299	$(885)	$(45,037)	$8,367	$29,610	$—	$1,491	$7,472	$(14,169)	$2,727	$6,515	$12,033	$618

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
** Included with Investments in securities on the Statement of assets and liabilities.
† Additional collateral may be required from certain brokers based on individual agreements.
# Covered by master netting agreement (Note 1).
## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

28 Putnam VT Absolute Return 500 Fund	Putnam VT Absolute Return 500 Fund 29

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $597,733 as a capital gain dividend with respect to the taxable year ended December 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 84.38% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

1,741,320	41,473	147,237	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

30 Putnam VT Absolute Return 500 Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Putnam VT Absolute Return 500 Fund 31

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Kenneth R. Leibler Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Northeast Utilities, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate; and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.	None	
W. Thomas Stephens Born 1942 Trustee from 1997 to 2008 and since 2009	Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.	TransCanada Pipelines Ltd., an energy infrastructure company	

Interested Trustee

Robert L. Reynolds* Born 1952 Trustee since 2008 and President of the Putnam Funds since 2009	President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.	None

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and
Vice President and Chief Legal Officer	Since 2007	Putnam Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and	Putnam Management	Vice President, Director of Proxy Voting and
Putnam Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer,	Services, Putnam Investments and
Putnam Investments, Putnam Management,	Putnam Management
and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

32 Putnam VT Absolute Return 500 Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Independent Registered	Robert L. Reynolds
	Public Accounting Firm	W. Thomas Stephens
Marketing Services	PricewaterhouseCoopers LLP
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Absolute Return 500 Fund 33

This report has been prepared for the shareholders
of Putnam VT Absolute Return 500 Fund.	VTAN110 292454 2/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2014	$67,502	$ —	$10,777	$ —
December 31, 2013	$62,360	$ —	$6,592	$ —

For the fiscal years ended December 31, 2014 and December 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $572,842 and $156,592 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2014	$ —	$562,065	$ —	$ —

December 31, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2015